EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), the undersigned officers of AGU Entertainment Corp. (the "Company") does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the period ending September 30, 2004 (the "Report") that:

1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                      /s/ David C. Levy
                                     ------------------------------
                                     Name: David C. Levy
                                     Title: Chief Executive Officer

                                     /s/ John W. Poling
                                     ------------------------------
                                     Name:  John W. Poling
                                     Title:  Executive Vice President and
                                     Chief Financial Officer









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